Filed pursuant to Rule 497(a)

File No. 333-183555

Rule 482ad

NEWS RELEASE

Contacts:

Main Street Capital Corporation

Dwayne L. Hyzak, CFO and Senior Managing Director

dhyzak@mainstcapital.com

713-350-6000

Dennard • Lascar Associates

Ken Dennard / ken@dennardlascar.com

Jenny Zhou / jzhou@dennardlascar.com

713-529-6600

MAIN STREET ANNOUNCES

EXIT OF PORTFOLIO INVESTMENT

Generates $8.6 Million Realized Gain and 30.9% Internal Rate of Return

From Exit of Investment in NCP Investment Holdings, Inc.

HOUSTON, October 28, 2014 — Main Street Capital Corporation (NYSE: MAIN) (“Main Street”) announced today that it recently fully exited its investment in NCP Investment Holdings, Inc. (“NCP”), a healthcare services company operating free-standing outpatient cardiac and vascular procedure labs. The centers are joint venture partnerships between NCP and a group of physicians (and occasionally hospitals) who perform diagnostic and therapeutic procedures at the site.

Main Street made its initial investment in NCP in 2004 to support growth initiatives, with Main Street’s initial investment consisting of a first lien, secured debt investment with an equity warrant participation. Main Street’s debt investment in NCP was fully repaid during the second quarter of 2012, and a majority of its equity interest in NCP was purchased by a leading private equity investment firm in the fourth quarter of 2012.  In October 2014, Main Street realized a gain of approximately $8.6 million on the sale of its remaining equity interest in NCP in conjunction with a change of control of NCP.  On a cumulative basis since Main Street made its initial investment in NCP in 2004, Main Street realized an internal rate of return of 30.9% and a 4.7 times money invested return on its investment in NCP.

ABOUT MAIN STREET CAPITAL CORPORATION

Main Street (www.mainstcapital.com) is a principal investment firm that provides long-term debt and equity capital to lower middle market companies and debt capital to middle market companies. Main Street’s portfolio investments are typically made to support management buyouts, recapitalizations, growth financings, refinancings and acquisitions of companies that operate in diverse industry sectors.

Main Street seeks to partner with entrepreneurs, business owners and management teams and generally provides “one stop” financing alternatives within its lower middle market portfolio. Main Street’s lower middle market companies generally have annual revenues between $10 million and $150 million. Main Street’s middle market debt investments are made in businesses that are generally larger in size than its lower middle market portfolio companies.

Main Street’s common stock trades on the New York Stock Exchange (“NYSE”) under the symbol “MAIN.” In addition, Main Street has outstanding 6.125% Notes due 2023, which trade on the NYSE under the symbol “MSCA.”